Exhibit 99.1

FOR IMMEDIATE RELEASE

Zebra Technologies Announces 2007 Second Quarter Financial Results

Vernon Hills, IL, July 25, 2007—Zebra Technologies Corporation (NASDAQ: ZBRA) today announced that net sales for the quarter ended June 30, 2007, were $208,912,000, an increase of 11.5% from $187,421,000 for the second quarter of 2006. Net income for the period was $25,633,000, or $0.37 per diluted share, compared with $27,672,000, or $0.39 per diluted share, a year ago.

“Zebra had record sales in all international territories but encountered some late-quarter order deferrals from retailers in North America and business timing issues in Europe,” stated Edward Kaplan, Zebra’s chairman and chief executive officer. “During the quarter, we achieved many of our operational and strategic goals, including reductions in manufacturing variances, further expansion of international operations and winning more business through the channel and with national accounts. Business continues to benefit from improved sales execution and pipeline management of specialty printing solutions. Our recent entry into active RFID and real-time locating systems has expanded the range of available business opportunities. The outlook for Zebra remains bright. We have great confidence in our ability to generate increasing value for our stockholders.”

Discussion and Analysis

For the second quarter of 2007 compared with the second quarter of 2006:

•

All international territories achieved record sales, with growth accelerating in Latin America and Asia Pacific. Moderated sales growth in North America from some project delays, and in the Europe, Middle East and Africa region from the timing of business, affected overall sales growth for the company. Sales from WhereNet Corp., which was acquired in January 2007, and Swecoin, which was acquired in October 2006, supplemented sales growth. Sales growth was also favorably affected by foreign currency translation.

•

Gross profit margin was 47.6%, compared with 47.8%. Profitability was favorably affected by improvements in manufacturing variances and movements in foreign exchange translation, offset by product mix and higher period costs.

•

Consolidated operating expense growth resulted from increases in expenditures for information systems, and professional engineering fees related to new product development work. The addition of personnel from the WhereNet and Swecoin acquisitions also contributed to higher operating expenses.

On a non-GAAP basis, excluding charges for stock-based compensation and the amortization of intangible assets, the company’s gross profit margin for the second quarter was 47.8%, compared with 47.9% for the previous year. Operating income declined by 1.8% versus a decline of 10.2% under GAAP accounting rules. Non-GAAP operating margin with the same charges excluded for the second quarter of 2007 was 19.1% versus 21.6% a year ago.

For the first six months of 2007, net sales increased 14.9% to $417,488,000 from $363,235,000 for the corresponding period a year ago. Net income totaled $52,349,000, or $0.75 per diluted share, versus $53,763,000, or $0.76 per diluted share, for the first half of 2006.

At June 30, 2007, Zebra had $495,075,000 in cash and investments, and no long-term debt. Net inventories were $79,478,000, and accounts receivable, net, were $124,584,000.

Third Quarter Outlook

Zebra also announced its financial forecast for the third quarter of 2007. Net sales are expected within a range of $208,000,000 and $220,000,000. Earnings are expected within a range of $0.34 and $0.40 per diluted share.

Use of Non-GAAP Financial Measures

In addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this release includes non-GAAP financial measures stated above and in the Supplemental Information chart attached to this press release. The Supplemental Information chart reconciles these non-GAAP financial measures to the GAAP financial measures. Management believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of Zebra’s business. Management uses these non-GAAP measures internally to assess Zebra’s current performance and to make strategic decisions. These non-GAAP measures should not, however, be considered a substitute for GAAP financial measures.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the third quarter of 2007 stated in the paragraph above. Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra may elect to update forward-looking statements but expressly disclaims any obligation to do so, even if the company’s estimates change.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include market conditions in North America and other geographic regions and market acceptance of Zebra’s printer and software products and competitors’ product offerings and the potential effects of technological changes. Other factors include U.S. and foreign regulations that pertain to electrical and electronic equipment, including European Union and other country directives relating to the collection, recycling, treatment and disposal of products and the reduction or elimination of certain specified materials in such products. Zebra’s failure to comply with these regulations may subject Zebra to penalties, prevent Zebra from selling its products in a certain country, or increase the cost of supplying the products. Profits and profitability will be affected by the company’s ability to control manufacturing and operating costs. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra is involved, and particularly litigation or claims related to alleged infringement of third-party intellectual property rights, is another factor. In addition, the acquisitions of Swecoin, which was completed in October 2006, and WhereNet, which was completed in January 2007, have risks relating to integrating these companies’ businesses and operations with Zebra’s. These and other factors could have an adverse effect on Zebra’s revenues, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2006.

Zebra Technologies Corporation helps companies identify, locate and track assets, transactions and people with on-demand specialty digital printing and automatic identification solutions in more than 100 countries around the world. More than 90% of Fortune 500 companies use innovative and reliable Zebra printers, supplies, RFID products and software to increase productivity, improve quality, lower costs, and deliver better customer service. Information about Zebra and Zebra-brand products can be found at http://www.zebra.com.

Investors are invited to listen to a live Internet broadcast of Zebra’s conference call discussing the company’s financial results for the second quarter of 2007. The conference call will be held at 10:00 Eastern Time today. To listen to the call, visit the company’s Web site at http://www.zebra.com.

For Information, Contact:

Charles R. Whitchurch

Chief Financial Officer

Phone: 847.634.6700

Fax: 847.821.2545

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(Unaudited)

	June 30, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$63,210	$41,014
Investments and marketable securities	146,096	219,930
Accounts receivable, net	124,584	122,540
Inventories, net	79,478	81,190
Deferred income taxes	14,617	9,464
Prepaid expenses	6,242	5,552

Total current assets	434,227	479,690

Property and equipment at cost, less accumulated depreciation and amortization	61,559	57,431
Long-term deferred income taxes	29,388	11,917
Goodwill	151,394	70,714
Other intangibles, net	58,493	34,025
Long-term investments and marketable securities	285,769	298,245
Other assets	11,793	11,120

Total assets	$1,032,623	$963,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,443	$28,980
Accrued liabilities	43,535	43,191
Income taxes payable	1,012	2,683

Total current liabilities	76,990	74,854
Deferred rent	735	638
Other long-term liabilities	11,527	9,969

Total liabilities	89,252	85,461

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	139,261	139,083
Treasury stock	(107,318)	(119,335)
Retained earnings	902,748	850,399
Accumulated other comprehensive income	7,958	6,812

Total stockholders’ equity	943,371	877,681

Total liabilities and stockholders’ equity	$1,032,623	$963,142

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2007	July 1, 2006	June 30, 2007	July 1, 2006
Net sales	$208,912	$187,421	$417,488	$363,235
Cost of sales	109,510	97,895	218,296	191,011

Gross profit	99,402	89,526	199,192	172,224
Operating expenses:
Selling and marketing	29,069	23,510	57,233	45,619
Research and development	13,869	12,382	28,054	24,417
General and administrative	19,875	15,081	37,808	29,730
Amortization of intangible assets	2,620	723	4,943	1,470
Acquired in-process research and development	—	—	1,853	—

Total operating expenses	65,433	51,696	129,891	101,236

Operating income	33,969	37,830	69,301	70,988

Other income (expense):
Investment income	5,724	4,987	11,028	10,194
Interest expense	(10)	(13)	(20)	(231)
Foreign exchange gains	(182)	(380)	(7)	(269)
Other, net	(366)	(177)	(280)	(626)

Total other income	5,166	4,417	10,721	9,068

Income before income taxes and cumulative effect of accounting change	39,135	42,247	80,022	80,056
Income taxes	13,502	14,575	27,673	27,612

Income before cumulative effect of accounting change	25,633	27,672	52,349	52,444
Cumulative effect of accounting change (net of tax effect of $694)	—	—	—	1,319

Net income	$25,633	$27,672	$52,349	$53,763

Basic earnings per share before cumulative effect of accounting change	$0.37	$0.39	$0.76	$0.74
Diluted earnings per share before cumulative effect of accounting change	$0.37	$0.39	$0.75	$0.74
Basic earnings per share	$0.37	$0.39	$0.76	$0.76
Diluted earnings per share	$0.37	$0.39	$0.75	$0.76
Basic weighted average shares outstanding	69,098	70,781	68,996	70,661
Diluted weighted average and equivalent shares outstanding	69,559	71,229	69,453	71,154

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Six Months Ended
	June 30, 2007	July 1, 2006
Cash flows from operating activities:
Net income	$52,349	$53,763
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,243	7,300
Stock-based compensation	6,557	3,485
Excess tax benefit from share-based compensation	(690)	(1,362)
Cumulative effect of accounting change (net of tax)	—	(1,319)
Acquired in-process research and development	1,853	—
Deferred income taxes	(1,893)	(2,419)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	6,676	(479)
Inventories	3,515	(12,729)
Other assets	(492)	2,387
Accounts payable	(7,022)	(2,358)
Accrued liabilities	(213)	3,261
Income taxes payable	(1,114)	1,107
Other operating activities	1,002	(2,259)

Net cash provided by operating activities	72,771	48,378

Cash flows from investing activities:
Purchases of property and equipment	(10,903)	(10,446)
Acquisition of businesses acquired, net of cash acquired	(127,426)	—
Acquisition of intangible assets		(3,898)
Purchases of investments and marketable securities	(360,792)	(543,095)
Maturities of investments and marketable securities	332,542	345,300
Sales of investments and marketable securities	114,145	155,611

Net cash used in investing activities	(52,434)	(56,528)

Cash flows from financing activities:
Purchase of treasury stock	(6,048)	—
Proceeds from exercise of stock options and stock purchase plan purchases	6,382	8,126
Excess tax benefit from share-based compensation	690	1,362

Net cash provided by (used in) financing activities	1,024	9,488

Effect of exchange rate changes on cash	835	668

Net increase in cash and cash equivalents	22,196	2,006
Cash and cash equivalents at beginning of period	41,014	25,621

Cash and cash equivalents at end of period	$63,210	$27,627

Supplemental disclosures of cash flow information:
Interest paid	$20	$231
Income taxes paid	30,101	27,196

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL INFORMATION

Effect of Share Based Compensation and Acquisition-Related

Non-Cash Charges on Gross Profit and Operating Income

	Three Months Ended
	As Reported--GAAP		Adjustments		As Adjusted
	June 30,	July 1,	June 30,	July 1,	June 30,	July 1,
	2007	2006	2007	2006	2007	2006
Net Sales	$208,912	$187,421			$208,912	$187,421
Cost of Sales	109,510	97,895	(390)	(188)	109,120	97,707

Gross Profit	99,402	89,526	390	188	99,792	89,714
Gross Margin	47.6%	47.8%			47.8%	47.9%
Operating Expenses
Selling and marketing	29,069	23,510	(692)	(559)	28,377	22,951
Research and development	13,869	12,382	(534)	(296)	13,335	12,086
General and administrative	19,875	15,081	(1,603)	(931)	18,272	14,150
Amortization of intangible assets	2,620	723	(2,620)	(723)	—	—

Total operating expenses	65,433	51,696	(5,449)	(2,509)	59,984	49,187

Operating income	33,969	37,830	5,839	2,697	39,808	40,527
Operating Margin	16.3%	20.2%			19.1%	21.6%

	Six Months Ended
	As Reported--GAAP		Adjustments		As Adjusted
	June 30,	July 1,	June 30,	July 1,	June 30,	July 1,
	2007	2006	2007	2006	2007	2006
Net Sales	$417,488	$363,235			$417,488	$363,235
Cost of Sales	218,296	191,011	(842)	(326)	217,454	190,685

Gross Profit	199,192	172,224	842	326	200,034	172,550
Gross Margin	47.7%	47.4%			47.9%	47.5%
Operating Expenses
Selling and marketing	57,233	45,619	(1,115)	(862)	56,118	44,757
Research and development	28,054	24,417	(1,191)	(526)	26,863	23,891
General and administrative	37,808	29,730	(3,409)	(1,771)	34,399	27,959
Amortization of intangible assets	4,943	1,470	(4,943)	(1,470)	—	—
Acquired in-process technology	1,853	—	(1,853)	—	—	—

Total operating expenses	129,891	101,236	(12,511)	(4,629)	117,380	96,607

Operating income	69,301	70,988	13,353	4,955	82,654	75,943
Operating Margin	16.6%	19.5%			19.8%	20.9%

Adjustments consist of the following:

1.	All share-based compensation expense

2.	Amortization of intangible assets and in-process technology related to the company’s acquisitions

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

Sales by Product Category

	Three Months Ended
	June 30, 2007	July 1, 2006	Percent Change	Percent of Total Sales
Hardware	$158,297	$140,558	12.6	75.8
Supplies	40,285	39,399	2.2	19.3
Service and software	9,559	6,199	54.2	4.6
Shipping and handling	1,726	1,469	17.5	0.8
Cash flow from hedging activities	(955)	(204)	NM	(0.5)

Total sales	$208,912	$187,421	11.5	100.0

Sales by Geographic Region

	Three Months Ended
	June 30, 2007	July 1, 2006	Percent Change	Percent of Total Sales
Europe, Middle East and Africa	$76,146	$69,304	9.9	36.4
Latin America	15,412	13,257	16.3	7.4
Asia-Pacific	18,986	13,687	38.7	9.1

Total international	110,544	96,248	14.9	52.9
North America	98,368	91,173	7.9	47.1

Total sales	$208,912	$187,421	11.5	100.0

Sales by Product Category

	Six Months Ended
	June 30, 2007	July 1, 2006	Percent Change	Percent of Total Sales
Hardware	$317,885	$274,029	16.0	76.2
Supplies	78,367	73,722	6.3	18.8
Service and software	18,952	12,430	52.5	4.5
Shipping and handling	3,374	2,886	16.9	0.8
Cash flow from hedging activities	(1,090)	168	NM	(0.3)

Total sales	$417,488	$363,235	14.9	100.0

Sales by Geographic Region

	Six Months Ended
	June 30, 2007	July 1, 2006	Percent Change	Percent of Total Sales
Europe, Middle East and Africa	$152,130	$131,023	16.1	36.4
Latin America	27,935	26,176	6.7	6.7
Asia-Pacific	34,549	27,875	23.9	8.3

Total international	214,614	185,074	16.0	51.4
North America	202,874	178,161	13.9	48.6

Total sales	$417,488	$363,235	14.9	100.0